UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

Bluesphere Corporation
(Exact name of Registrant as specified in its Charter)

Nevada	333-147716	98-0550257
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Asuta St., P.O.B 857, Even Yehuda, Israel 40500
(Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code: 972-9-8917438

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2011, Blueshere Corporation (the “Registrant”) signed an agreement with Bpure Environmental Improvement Group Ltd., an Israeli company, with experience in implementing landfill projects to finance, supply the equipment for and manage the implementation of two of its landfill gas reduction projects in Ghana:  the Oti Sanitary Landfill in Kumasi and the Oblogo/Mallam Landfill sites in Accra.  The foregoing description of the agreement is qualified in its entirety by reference to the full text of such agreement, which is incorporated herein by reference and filed as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	BPure Environmental Improvement Group, Ltd. Agreement with the Registrant dated July 18, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Bluesphere Corporation

Dated: July 19, 2011	by:	/s/ Shlomo Palas
Name: Shlomo Palas
Title: Chief Executive Officer